CONTRATO DE SERVICIOS

TERMINAL DE PRODUCTOS LÍQUIDOS

Suscrito entre:
Pure Biofuels del Perú S.A.C.
y
Oiltanking Andina S.A.C.

12 de Febrero de 2010

Conste por el presente documento el Contrato de Servicios (el "Contrato") que celebran las siguientes partes contratantes:

PURE BIOFUELS DEL PERU S.A.C., con Registro Único de Contribuyentes ("RUC") N° 20513251506, con domicilio en Av. Canaval y Moreyra N° 380, oficina 402, San Isidro, provincia y departamento de Lima, debidamente representada por el señor Carlos Alberto Pinto Rocha, identificado con DNI N° 08249574, facultado al efecto según poderes inscritos en la partida electrónica N° 11889878 del Registro de Personas Jurídicas de Lima; en adelante **PBF**; y de la otra parte.

OILTANKING ANDINA S.A.C., con RUC N° 20513048298, con domicilio en Av. Paseo de la República Nº 4675, Surquillo, Lima, debidamente representada por la señorita Leddy Benitha Evangelista Andara, identificada con Carné de Extranjería N° 000575383 facultada al efecto según poderes inscritos en el asiento C0003 de la partida electrónica N° 11887962 del Registro de Personas Jurídicas de Lima; en adelante **OTA**.

Este Contrato se celebra en los términos y condiciones siguientes:

PRIMERO: ANTECEDENTES

1.1 **PBF** es una sociedad anónima cerrada constituida de acuerdo a las leyes de la República del Perú, cuyo objeto principal consiste en el almacenamiento, producción y comercialización de combustibles y biocombustibles

1.2 **OTA** es una sociedad anónima cerrada constituida de acuerdo a las leyes de la República del Perú, cuyo objeto consiste en la operación, mantenimiento y desarrollo de negocios de terminales en general para carga, almacenaje y despacho de productos líquidos.

1.3 **PBF** tiene el derecho de la disposición sobre el Terminal para la recepción, almacenamiento y despacho de productos líquidos a granel, ubicado en el lote B-2, Fundo Márquez, distrito y provincia del Callao, Lima, Perú, el mismo que a la fecha de suscripción de este Contrato aun no inicia operaciones. La descripción técnica del Terminal se encuentra detallada en el Anexo 1 del presente Contrato

1.4 Con el propósito de explotar con mayor eficiencia el Terminal, mantenerlo adecuadamente y permitir la efectiva comercialización del mismo, **PBF** ha decidido contratar a **OTA** para que se encargue de la operación y mantenimiento del Terminal y apoye en la gestión comercial del Terminal.

1.5 **OTA** es una sociedad formada por Graña y Montero Petrolera S.A. ("GMP") y Oiltanking Peru GmbH ("OTP GmbH") para desarrollar negocios conjuntos en el Perú. A través de GMP **OTA** tiene acceso a las redes de negocios del grupo Graña & Montero y al acceso y la experiencia de GMP en el mercado de hidrocarburos y las actividades de explotación y almacenamiento de los mismos en el país; mientras que a través de OTP GmbH tiene acceso a las redes de negocios internacionales del Grupo Oiltanking y a la experiencia y conocimiento de ésta en la operación de terminales de productos líquidos a granel a nivel mundial, obteniendo así **OTA** acceso a la experiencia y conocimiento necesario para el desarrollo operativo, mantenimiento y soporte comercial del Terminal, contando con el personal idóneo que tiene la experiencia y conocimientos especializados para prestar los servicios contratados de forma calificada y con elevados estándares de calidad y satisfacción.

1.6 **OTA** ofreció a **PBF** sus servicios como Operador del Terminal, así como prestarle los servicios de apoyo en la gestión comercial del Terminal.

1.7 Con fecha 21 de Septiembre del 2009, **PBF** y **OTA** firmaron un Acuerdo Marco, (en adelante el "Acuerdo Marco") que contiene los lineamientos generales para los términos y condiciones de un Contrato de Operación y Mantenimiento y de un Contrato de Apoyo a la Gestión Comercial, los mismos que las partes han decidió regular en un solo contrato denominado Contrato de Servicios.

SEGUNDA: DEFINICIONES

Para efectos de este Contrato, los siguientes términos tendrán los significados establecidos a continuación:

"Autoridad Gubernamental" significa cualquier institución gubernamental o autoridad nacional, regional, departamental, provincial o municipal, o cualquiera de sus dependencias o agencias, reguladoras o administrativas, o cualquier entidad u organismo que, conforme a las leyes vigentes en la República del Perú, ejerza poderes ejecutivos, legislativos, administrativos o judiciales.

"Contrato" significa este Contrato de Servicios, debidamente suscrito por las Partes, el mismo que implica necesariamente cualquier otro documento que se identifique como anexo, suplemento o modificatorio del mismo.

"Costo de Operar el Terminal" ("COT") significa la suma de todos los costos y gastos, excluyendo el Impuesto General a las Ventas, asociados a la operación del Terminal, incluyendo cualquier comisión que **PBF** deba pagar a terceros por la operación, el mantenimiento y la explotación comercial del Terminal, conforme se define en el presente Contrato. No forman parte del COT los costos que **OTA** debe asumir por cumplir las condiciones legales que le permitan actuar como operador del Terminal.

"Días Hábiles" significa los días laborables en la República del Perú, que no incluyen a los días sábados, domingos y los feriados no laborables en la Provincia de Lima o la Provincia Constitucional del Callao, reconocidos por el Estado peruano para el sector público.

"Información" significa toda aquella información de tipo económico, financiero, técnico, comercial, estratégico, legal o de otro tipo, que sea revelada por cualquiera de las Partes, a los asesores o apoderados de la otra Parte, sea de forma oral, escrita, en cualquier soporte o por cualquier medio, así como cualquier carta, informe, análisis, recopilación, estudio, contrato, resumen, extracto, estadísticas o documentación de todo tipo, de propiedad, dominio, disposición autorizada o elaborada por las Partes relacionada con el presente Contrato.

"m3" significa metros cúbicos.

"Operaciones" significa la recepción, almacenamiento y despacho de Productos en el Terminal, así como las actividades necesarias y conexas para el desarrollo de las mismas y para la operación y mantenimiento del Terminal.

"Operador" significa **OTA** como responsable de las Operaciones y el mantenimiento del Terminal, de acuerdo con los Servicios descritos en este Contrato.

"Partes" significa, conjuntamente, **PBF** y **OTA**.

"Productos" significa individualmente o en conjunto diesel, biodiesel, aceites vegetales, metanol y jet fuel, además de cualquier otro producto en estado líquido cuyo almacenamiento en el Terminal sea técnicamente viable y otros que las Partes acuerden.

"Servicios" significa los servicios señalados en la Cláusula Cuarta.

"Terminal" significa el terminal de carga, descarga y almacenamiento de productos líquidos a granel, ubicado en el terreno con frente a la carretera Ventanilla, lote B-2, Fundo Márquez, distrito y provincia del Callao, que actualmente cuenta con 103,650m3 de capacidad nominal autorizada, con posibilidad de expansión de aproximadamente 40,000m3 adicionales. Así mismo, incluye el amarradero ubicado en el Puerto del Callao, Bahía del Callao, Latitud 11°57' Sur y Longitud 77°10' Oeste, zona geográfica número 18.

Los términos definidos en esta cláusula pueden ser utilizados tanto en singular como en plural para los propósitos de este Contrato. Los títulos y subtítulos son usados por conveniencia y no deben afectar la interpretación de este contrato. Asimismo, estos términos deberán ser interpretados conforme a la legislación peruana.

TERCERA: OBJETO Y ALCANCE DEL CONTRATO

3.1 Constituye objeto del presente Contrato la contratación de **OTA** para la prestación de los Servicios, sujeto al pago de una retribución mensual de conformidad con los términos de este Contrato.

3.2 **OTA** prestará los Servicios en el Terminal, de conformidad con lo señalado en el presente documento.

3.3 **OTA** prestará sus Servicios a través del desplazamiento continuo de su personal al Terminal para la Operación materia de este Contrato, con total autonomía y asumiendo total responsabilidad por sus tareas. Consecuentemente, el presente Contrato se celebra en el marco de lo establecido en el la Ley 29245, Ley de Tercerización de Servicios y su Reglamento, aprobado mediante Decreto Supremo 006-2008-TR.

3.4 El presente Contrato no comprende ni involucra las áreas de producción, administración y servicios industriales de **PBF**.

CUARTA: DE LAS OBLIGACIONES DE OTA

Son obligaciones de **OTA** las siguientes:

4.1 Servicios de Apoyo Comercial: **OTA** asume las siguientes obligaciones para brindar el apoyo necesario a la gestión comercial de **PBF**:

4.1.1 Elaborar y presentar a **PBF** información y propuestas para la elaboración de estrategias de mercado/clientes y comercialización en general, tendentes a maximizar el arrendamiento de la capacidad disponible del Terminal.

4.1.2 Elaborar y proponer a **PBF** un modelo de contrato de recepción, almacenamiento y despacho de productos del Terminal, así como sus actualizaciones y tomarlo en cuenta en cualquier gestión que realice. Dicho contrato se sujetará a los términos y condiciones establecidas cuyo texto en inglés forma parte integrante de este Contrato como Anexo 2, siendo obligación de OTA elaborar una versión en español de los mismos dentro de los treinta días de la firma de este Contrato.

4.1.3 Elaborar y proponer a **PBF** las tarifas de almacenamiento y despacho de productos desde/hacia el Terminal. **OTA** deberá cumplir con el tarifario oficial aprobado por **PBF**, debiendo observarlos en cualquier gestión que realice.

4.1.4 Realizar, gestionar, apoyar y promover activamente los servicios del Terminal, directamente o a través de las redes comerciales internacionales a las que tiene acceso **OTA** y sus empresas vinculadas con la finalidad de maximizar la ocupación y utilización del Terminal y presentar a **PBF** las propuestas comerciales de potenciales clientes para su aprobación.

4.1.5 Respetar las condiciones de crédito aprobadas por **PBF** que serán cumplidas en las diferentes gestiones que realice ante potenciales clientes. Cualquier excepción deberá ser aprobada por escrito por **PBF**.

4.1.6 Informar mensualmente a **PBF** sobre las gestiones comerciales que le hayan sido delegadas por la misma, así como aquéllas que **OTA** haya gestionado directamente.

4.1.7 Proveer la información asociada con la Operación y mantenimiento del Terminal necesarias para la gestión contable y comercial del Terminal y **PBF**, incluyendo la preparación y/o entrega de la información operativa a clientes de manera oportuna y exacta en los medios que sean razonablemente requeridos, dentro de la práctica usual del mercado.

4.1.8 Elaborar y plantear a **PBF** estrategias de inversión que permitan incrementar el potencial de servicios y clientes del Terminal;

4.1.9 Cualquier otro acto o actividad que fuera necesario para maximizar el valor de los negocios del Terminal y que haya podido ser acordada con **PBF**.

4.2 Servicios de Operación y Mantenimiento del Terminal: Para la prestación de los servicios de Operación y mantenimiento del Terminal **OTA** asume las siguientes obligaciones:

4.2.1 Cuando se trate de recepción y despacho por vía marítima, recibir o despachar los Productos en el amarradero del Terminal, proporcionando – directamente o a través de subcontratistas- el personal, equipos y servicios que se requiera para que los Productos sean recibidos o despachados correctamente por la brida de la manguera del amarradero, incluyendo, sin ser limitativo gavieros, mangueros y buzos y su transporte hacia y desde el amarradero y todos aquellos que correspondan a los servicios propios del Terminal, o que deban ser por cuenta, costo y riesgo del Terminal. No es responsabilidad de **OTA** proporcionar los servicios al buque, los mismos que deben estar a cargo de su Agente Marítimo.

Cuando se trate de recepción y despacho a cisterna, recibir o despachar los Productos en el Terminal, proporcionando el personal y las facilidades que se requiera para el acceso, control y salida de camiones del Terminal y para que los Productos sean recibidos o despachados correctamente por la brida de la cisterna.

4.2.2 Custodiar los Productos recibidos en el Terminal desde la brida de conexión del buque o cisterna al momento de la recepción y hasta la brida de conexión del camión o buque al momento del despacho, manteniendo la calidad y cantidad de Producto recibido de acuerdo al Anexo 2 y liberando a **PBF** de cualquier pérdida, sustracción o deterioro de los mismos, salvo que esta última resulte imputable a **PBF**. **OTA** debe atender y resolver los reclamos de clientes del Terminal a este respecto y, de ser el caso, pagar la indemnización que corresponda por tal concepto. En caso de litigios que involucren a **PBF**, **OTA** se encargará de la defensa de **PBF** y ésta otorgará a

quien **OTA** designe los poderes necesarios para hacerse cargo de la defensa de **PBF**.

4.2.3 Custodiar las instalaciones existentes en el Terminal de acuerdo a las disposiciones establecidas en el Reglamento de Acceso que forma parte integrante de este documento como Anexo 3.

4.2.4 Mantener en funcionamiento el Terminal, en los siguientes horarios:

i. Para recepción y despacho marítimos, las veinticuatro (24) horas del día durante todos los días del año.

ii. Para despacho y recepción vía cisternas, de lunes a viernes, de 7:30 a 16 horas y sábados de 7:30 a las 13 horas (excepto días no laborables para la Provincia Constitucional del Callao). Los requerimiento de horas extras deberán ser atendidas a solicitud del cliente y no podrá ser negada de forma injustificada.

iii. **PBF** tiene el derecho de modificar el horario señalado en el acápite (i) anterior. Dicha modificación deberá ser notificado a **OTA** con no menos de siete (7) días calendarios de anticipación, salvo que la modificación implique el establecimiento de un turno adicional, en cuyo caso deberá ser notificado a **OTA** con no menos de treinta (30) días calendarios de anticipación.

4.2.5 Mantener en el Terminal el personal calificado y necesario para garantizar las Operaciones de manera continua, oportuna y eficiente y de acuerdo a lo previsto en este Contrato.

4.2.6 Coordinar las Operaciones con los usuarios del Terminal.

4.2.7 Llevar a cabo las Operaciones y el mantenimiento del Terminal de acuerdo con los estándares y las normas API, NFPA, ANSI, ASTM, OSHA, ISPS, MARPOL, e INDECOPI aplicables al Terminal y las leyes y reglamentos vigentes para la operación de terminales, con el objeto de mantener la continuidad de las Operaciones.

4.2.8 Destinar el Terminal para las Operaciones, quedando prohibida toda actividad distinta.

4.2.9 Dar aviso a **PBF** en un plazo no mayor a veinticuatro (24) horas de cualquier usurpación que se intente contra el Terminal.

4.2.10 Dar aviso inmediato a **PBF** de cualquier daño mayor al Terminal o cualquier desperfecto, deterioro o perturbación que ponga en riesgo la continuidad de las Operaciones.

4.2.11 Elaborar dentro de los noventa (90) días calendarios de la suscripción de este Contrato la revisión del Plan de Contingencias del Terminal y entregar copia del mismo a **PBF,** para su revisión y observaciones.

4.2.12 Elaborar y mantener actualizado el Manual de Operaciones del Terminal, que indique los procedimientos a aplicar para las Operaciones y entregar copia del mismo a **PBF**, para su revisión y observaciones.

4.2.13 Emplear los sistemas y servicios que garantizan el orden y seguridad de la infraestructura del Terminal, de acuerdo con la normativa y estándares para la operación de terminales señalados en el numeral 4.2.7 anterior.

Conforme lo establecido en el párrafo anterior **OTA** se obliga a no introducir y velar por que el personal bajo su cargo no introduzca en el Terminal sustancias inflamables, explosivas, contaminantes, alucinógenas, o cualquier otro elemento que pueda atentar contra la integridad y seguridad del Terminal o violar las Leyes Peruanas

4.2.14 Solicitar, obtener y mantener vigentes en todo momento las autorizaciones que corresponda emitir la autoridad gubernamental respectiva, en todo lo relativo a su condición de Operador del Terminal, así como los requerimientos legales futuros que en su condición de Operador le corresponda.

OTA elaborará oportunamente toda la documentación y reportes respectivos para mantener vigente y al día todas las licencias, permisos y obligaciones de índole legal o administrativo, asumidos por **PBF** o que sean requeridos para la operación y mantenimiento del Terminal, tales como, sin ser limitativo, reportes operativos, medio ambientales y de seguridad, entre otros.

4.2.15 Presentar a **PBF**, dentro de los primeros siete (7) días calendarios de cada mes, un informe escrito referido a las Operaciones del ejercicio actualizadas al mes anterior. Este informe deberá contener cuando menos lo siguiente: (i) la estadística de movimiento de productos en el Terminal; (ii) la estadística de los buques y cisternas atendidos, recibidos o despachados; (iii) mermas y variaciones; (iv) contingencias de mantenimiento; (v) COT del mes y una comparación del período y acumulado del año respecto del presupuesto anual; (vi) estadísticas del movimiento de clientes; y, (vii) otros aspectos relacionados con las Operaciones que las partes acuerden. **OTA** deberá proveer de la información que **PBF** le solicite, propias de los Servicios.

4.2.16 En lo que se refiere al mantenimiento del Terminal:

4.2.16.1 **OTA** deberá proporcionar a **PBF**, cuando menos sesenta (60) días calendarios antes del inicio de cada año contractual, el Plan Anual de Mantenimiento.

4.2.16.2 **OTA** está obligada a efectuar el mantenimiento preventivo y el mantenimiento mayor contemplado en el Plan Anual de Mantenimiento. Para efectos de este Contrato, se entiende como mantenimiento preventivo a aquél necesario para que el Terminal pueda operar en las condiciones seguras y normales teniendo en cuenta el deterioro propio de su uso normal, y se entiende como mantenimiento mayor a aquél que tiene por objeto devolver a los equipos del Terminal capacidad perdida o disminuida por fallas o deterioro propio de su uso normal o cuyo valor individual excede a US$20,000 (Veinte mil dólares de Estados Unidos de América).

4.2.16.3 Cuando se requiera efectuar trabajos de mantenimiento mayor no previstos en el Plan Anual de Mantenimiento, resultará de aplicación lo dispuesto en el numeral 17.2.

4.2.16.4 **OTA** podrá efectuar las labores de mantenimiento utilizando personal propio o subcontratistas.

4.2.17 Cuando **PBF** decida efectuar nuevas inversiones en el Terminal, con el objeto de ampliar las capacidades de almacenamiento y despacho del Terminal o lograr un mejor rendimiento u optimización de la capacidad instalada del Terminal, que logren mejores índices de rentabilidad del mismo, **OTA** tendrá el derecho a presentar propuestas para la ejecución del mismo a **PBF**. En caso que **PBF** opte por encargar dichas labores a un tercero, **OTA** deberá verificar que se cumplan con los estándares indicados en el numeral 4.2.7 y dar su conformidad de la condición operativa segura del equipo.

4.2.18 Asegurar que la información remitida a **PBF** a través de los sistemas informáticos esté disponible diariamente en tiempo real.

4.2.19 Indemnizar los daños y perjuicios que pudiera sufrir el personal de **PBF**, así como la pérdida, sustracción o daño a los equipos y todo bien de **PBF** o de Interbank ubicados en el Terminal, siempre que ello fuera atribuible a **OTA** en su condición de Operador del Terminal.

4.2.20 Mantener regularmente y por lo menos dentro de los plazos de ley los libros y registros de todas las Operaciones, permitiendo a las autoridades gubernamentales competentes la consulta o revisión de tales libros y registros.

4.2.21 Designar a un Jefe de Terminal, quien tendrá a su cargo la supervisión y dirección general de todas las Operaciones y mantendrá contacto permanente con el Administrador del Contrato designado por **PBF**. Este Jefe de Terminal deberá cumplir cuando menos con las siguientes características:

a. Contar con grado universitario, preferentemente con formación de ingeniería.

b. Contar con no menos de cinco (5) años de experiencia en el manejo de instalaciones similares al Terminal.

c. Tener conocimiento del idioma inglés a nivel intermedio.

d. Conocimiento de normas, estándares y procedimientos aplicados a este tipo de industria y operaciones.

e. Cumplir con la descripción del cargo de Jefe de Terminal.

La persona inicialmente designada como Jefe de Terminal está consignada en el Anexo 4. Cualquier modificación deberá ser comunicada a **PBF**.

4.2.22 Comunicar por escrito a **PBF** la lista de personal asignado para ejecutar los trabajos objeto de este Contrato. La relación del personal que inicialmente **OTA** asigna a la prestación de los Servicios está contenida en el Anexo 4.

4.2.23 Presentar a **PBF**, antes del 1° de noviembre de cada año calendario, el presupuesto anual de los COT para el año calendario siguiente. En el Anexo 5 se muestran los COT para el primer año de servicio.

4.2.24 Elaborar el Procedimiento de Procura que será utilizado en la adquisición de los bienes y servicios que se requieran para las Operaciones y el mantenimiento del Terminal y entregar copia del mismo a **PBF**.

4.2.25 Adquirir todos los bienes y servicios que se requieran para las Operaciones y el mantenimiento del Terminal siguiendo el Procedimiento de Procura a que se refiere el numeral 4.2.24. Para estos efectos **OTA** se encargará de la gestión y coordinaciones necesarias con cualquier proveedor o tercero que brinde servicios y/o productos necesarios para permitir la adecuado Operación y mantenimiento del Terminal;

4.2.26 Supervisar la recepción de bienes adquiridos o servicios contratados, para garantizar que se cumplan con los requerimientos aprobados.

4.2.27 Cumplir con las disposiciones y requerimientos administrativos necesarios para la eficiente operación del Terminal como depósito aduanero, así como las que correspondan a la autoridad portuaria, incluyendo la designación del Oficial OPIP.

4.2.28 Encargarse de la contención y limpieza de derrames, de acuerdo con el Plan de Contingencia aprobado. En caso que **OTA** sea responsable del derrame, deberá encargarse por su cuenta de la remediación.

4.2.29 No tener un atraso superior a dos meses por un importe superior a US$500,000 (Quinientos mil dólares de Estados Unidos de América) en total en sus pagos a los proveedores de bienes y servicios utilizados por **OTA** para las Operaciones y el mantenimiento del Terminal, siempre y cuando dicho atraso no obedezca al incumplimiento por **PBF** en sus obligaciones de pago a **OTA**.

4.2.30 Elaborar y cumplir toda la documentación que resulte necesaria para la operación y mantenimiento del Terminal.

4.3 **OTA** será responsable del pago de sanciones y multas que se originen producto de la Operación y mantenimiento del Terminal por motivos atribuibles a **OTA**. **PBF** informará a **OTA** inmediatamente de cualquier requerimiento, sanción o multa que le sea notificada en relación con lo anterior y, de ser el caso, proporcionará la información que tenga disponible y facilitará la defensa que será asumida directamente por parte de **OTA.** Los costos asociados a los rubros mencionados en este acápite no forman parte del COT, salvo que sean generados por el incumplimiento de **PBF** de lo indicado en este numeral.

4.4 **OTA** se obliga a cumplir todas las normas legales y administrativas, elaborar toda la documentación necesaria que le corresponden como empleador del personal que ocupe como consecuencia del presente contrato.

En consecuencia, se obliga al pago oportuno de las remuneraciones que correspondan a su personal por concepto de sueldos, salarios, bonificaciones, primas y otros beneficios laborales, así como al pago de sus beneficios sociales, el pago de las aportaciones que correspondan al EsSALUD y las retenciones que por ley tenga que efectuar, de las cuales es el único responsable, por lo que se compromete a asumir directa e inmediatamente el pago de cualquier suma, ya sea por remuneraciones, beneficios, tributos, sanción o multa que pudiese aplicarse por incumplimiento de estas obligaciones, sin responsabilidad alguna para **PBF**.

Si por cualquier motivo **PBF** fuera obligado al pago de suma alguna derivada del pago de las obligaciones laborales, tributarias y de seguridad social de **OTA**, éste quedará automáticamente obligado a restituir tanto la suma cancelada, como los intereses compensatorios y moratorios (los cuales se pactan en forma automática desde el momento del pago), y adicionalmente **PBF** tendrá derecho al reembolso de los gastos judiciales y extrajudiciales razonables, honorarios razonables del abogado patrocinante en la causa de ser el caso, y multas.

4.5 **OTA** se obliga a proporcionar a **PBF**, cuando ésta lo requiera, certificaciones de los pagos realizados como consecuencia del cumplimiento de sus obligaciones derivadas de este Contrato, incluidas sin ser limitativas, las obligaciones laborales con su personal.

4.6 **OTA** deberá emitir y presentar toda información o documentación requerida por las autoridades que regulan sus actividades como Operador del Terminal.

4.7 A requerimiento de **PBF** podrán efectuarse auditorías en el Terminal para verificar el cumplimiento de las obligaciones de **OTA**. Estas auditorías deberán ser efectuadas por empresas o personas debidamente acreditadas y autorizadas con experiencia en la evaluación de terminales de hidrocarburos. Las visitas al Terminal que se requieran para estas auditorías se regularán por lo previsto en la cláusula siguiente.

QUINTA: VISITAS AL TERMINAL

OTA brindará las facilidades necesarias a **PBF** para visitar el Terminal, coordinando adecuadamente de tal manera que no se originen interrupciones en la prestación de los Servicios, y se cumpla con la normativa que en materia de Seguridad, Higiene y Ambiente se establezca en el Terminal y el procedimiento de control que se señala en el Anexo 3.

SEXTA: SEGURIDAD Y SALUD OCUPACIONAL

Adicionalmente a las obligaciones establecidas en las cláusulas precedentes, **OTA** asume las siguientes obligaciones en materia de seguridad y salud ocupacional:

6.1 **OTA** debe velar por la seguridad y salud de su personal mediante una permanente capacitación en prevención de riesgos así como el suministro adecuado de los equipos e implementos de seguridad a su personal.

6.2 **OTA** proporcionará a su personal ropa de trabajo adecuada con el color y logotipo (nombre impreso en el casco y ropa de trabajo) que identifique a su empresa, así como de los implementos de seguridad requeridos de acuerdo a la naturaleza de los trabajos a realizar, los cuales deberán cumplir las normas ASTM, ANSI, OSHA, INDECOPI, entre otras que según Ley corresponda.

6.3 **OTA** desarrollará el Manual del Seguridad e Higiene Ocupacional, que incluye los procedimientos de prevención y análisis de accidentes, y velará por su cumplimiento en el Terminal.

SÉTIMA: DECLARACIONES DE LAS PARTES

7.1 **PBF** declara y garantiza a **OTA** lo siguiente:

7.1.1 Que a la fecha de suscripción del presente contrato no posee relación contractual alguna que lo obligue a prestar a sí mismo o a un tercero, el servicio de recepción, almacenamiento y despacho de productos mediante la utilización del Terminal.

7.1.2 Que a la fecha de suscripción del Contrato, no ha sido notificada o emplazada con ninguna acción en su contra sobre juicio, arbitraje, declaración de insolvencia u otros procedimientos legales y que afecten o pudieran afectar su capacidad técnica, económica y financiera y que no existen en su contra acciones, juicios, arbitrajes, quiebras u otros procedimientos legales en curso o inminentes que prohíban o impidan o puedan impedir el cumplimientos de las obligaciones asumidas en el presente Contrato ni tampoco impidan o puedan impedir a **OTA** cumplir con sus obligaciones asumidas en el presente Contrato.

En la eventualidad en que durante la vigencia del Contrato se presente cualquiera de las circunstancias establecidas en el párrafo precedente, **PBF** se obliga a comunicarlas en forma inmediata a **OTA**.

7.1.3 Que el Terminal se encuentra bajo su disposición y que posee todas las autorizaciones, registros, licencias, permisos, derechos y aprobaciones necesarias requeridas bajo las leyes de la República del Perú para conducir su negocio y operaciones, todos son válidos y están en vigor y todas las disposiciones legales son cumplidas permanentemente. Todas estas licencias, permisos y demás autorizaciones logradas por **PBF** han sido puestas en conocimiento de **OTA**, la misma que ha verificado la validez de las mismas.

7.1.4 Que ha informado a **OTA** de todos los contratos vigentes celebrados por **PBF** que tengan relación con las Operaciones, sin excepción alguna, los mismos que se listan en el Anexo 6.

7.2 **OTA** declara y garantiza a **PBF** lo siguiente:

7.2.1 **OTA** declara y garantiza que conoce, respetará y cumplirá con los estándares nacionales e internacionales aplicables a la Operación y mantenimiento del Terminal.

7.2.2 Que aportará y aplicará la reconocida experiencia como empresa vinculada a GMP y OTP GmbH, en lo que respecta a las operaciones de terminales, así como la experiencia y calidad de los profesionales que laboran en **OTA**.

7.2.3 Que todas las operaciones, construcciones y mejoras que pueda realizar **OTA** en el Terminal se ejecutarán a total satisfacción de **PBF**, entendiéndose como tal el estricto cumplimiento de las normas y estándares pertinentes acordadas.

7.2.4 **OTA** declara haber realizado un *due diligence* y por ende conoce las instalaciones y el Terminal de **PBF** por lo que ha determinado que se cumplen las condiciones requeridas para la adecuada ejecución de este Contrato.

<u>OCTAVA:</u> OBLIGACIONES DE PBF

Son obligaciones de **PBF** en el presente contrato las siguientes:

8.1. Proporcionar los Servicios Accesorios y los Servicios Compartidos, de acuerdo a lo establecido en la Cláusula Décimo Quinta.

8.2. Informar a **OTA** oportunamente del costo de los Servicios Accesorios y los Servicios Compartidos a fin de incluirlos en el COT del Terminal y entregarle copia de las facturas correspondientes.

8.3. Otorgar a **OTA** la posesión inmediata para efectos de la Operación y mantenimiento del Terminal y mantenerla por el plazo de vigencia del presente contrato.

8.4. Cumplir con el pago de las retribuciones por los Servicios dentro de los plazos acordados en el presente Contrato.

8.5. Brindar todas las facilidades, así como la más amplia cooperación, para que **OTA** pueda prestar los Servicios de manera adecuada.

8.6. Asistir a **OTA** con la obtención de cualquier autorización, licencia o permiso que se requiera para la operación del Terminal, en caso sea necesaria su participación, incluyendo –de ser necesario- la transferencia de títulos habilitantes a favor de **OTA** así como la renuncia a la titularidad de los mismos.

8.7. Cumplir con las normas requeridas en el Anexo 3 y hacerlas cumplir por el personal y las visitas de **PBF**.

8.8. Contratar y mantener vigentes las pólizas de seguro que se señalan en la cláusula Duodécima en los términos y condiciones que sean necesarios para la operación segura del Terminal.

8.9. Designar al Administrador del Contrato, quien será la persona contacto y representante de **PBF** para las autorizaciones y cualquier otra decisión necesaria referida a la ejecución del presente Contrato.

8.10. Pagar oportunamente el Impuesto Predial y todo otro tributo que corresponda al propietario del Terminal.

8.11. Abstenerse de contratar, de forma directa, personal para el desarrollo de los Servicios asumidas exclusivamente por **OTA** en virtud de este Contrato.

8.12. Abstenerse de impartir órdenes al personal de **OTA** e intervenir, técnica o funcionalmente, en la prestación del servicio para el cual fue contratado **OTA**.

8.13. Informar a su personal, dentro de los cinco (05) días siguientes al mes calendario en que se inicie la ejecución del presente contrato, respecto a la identidad de **OTA**, la de los trabajadores que éste asigne para la prestación del servicio contratado así como de las actividades que estos realizarán dentro de las instalaciones de **PBF** de los trabajadores que éste asigne para la prestación del servicio contratado así como de las actividades que estos realizarán dentro de las instalaciones de **PBF**.

8.14. Proporcionar para el uso exclusivo del personal de **OTA** el espacio de oficinas dentro del edificio de oficinas administrativas de **PBF** que se identifica en la memoria descriptiva que como Anexo 7 forma parte integrante de este Contrato.

8.15. Permitir al personal de **OTA** el uso de las áreas de comedor, vestidores y servicios higiénicos en el edificio de oficinas administrativas de **PBF**.

8.16. Todo contrato para la prestación del servicio de recepción y almacenamiento y despacho de Productos en el Terminal utilizará los términos y condiciones del Anexo 2 (en su versión en inglés o en español indistintamente), debiendo entregar a **OTA** copia de los mismos antes del inicio de operaciones bajo los mismos.

8.17. Efectuar las inversiones que resulten necesarias para mantener las instalaciones del Terminal de acuerdo con los estándares y las normas API, NFPA, ANSI, ASTM, OSHA, ISPS, MARPOL y otras que resulten aplicables al Terminal.

NOVENA: PLAZOS Y VIGENCIA DEL CONTRATO

9.1 El presente Contrato entrará en vigencia en la fecha en que **OTA** obtenga la licencia municipal de funcionamiento como operador del Terminal emitida por la autoridad competente y vencerá a los cinco años de dicha fecha. El referido plazo se renovará automáticamente por períodos iguales salvo que alguna de las partes informe a la otra con no menos de noventa (90) días calendario de anticipación al vencimiento del plazo de su intención de no renovar el Contrato.

9.2 El contenido del presente Contrato y sus anexos, solo podrá ser modificado mediante documento escrito suscrito por ambas Partes.

DÉCIMA: DE LA RETRIBUCIÓN

En contraprestación por los servicios objeto del presente contrato, **PBF** deberá pagar a **OTA** la siguiente retribución:

10.1 De la retribución por el servicio de operación y mantenimiento

La retribución por los servicios de operación y mantenimiento (la "Tarifa O&M") será de US$143,391.21 (Ciento cuarenta y tres mil trescientos noventiun y 21/100 Dólares de Estados Unidos de América) mensuales, excluyendo el Impuesto General a las Ventas y cualquier otro impuesto que grave los COT.

Esta retribución podrá ser revisada semestralmente por las Partes.teniendo en consideración, entre otros aspectos, el número de operaciones de recepción y despacho efectuadas y programadas, la ejecución del programa de mantenimiento, la inflación, la situación general del mercado local y mundial, el precio de los Productos, el precio del suministro de servicios públicos, la situación tributaria y, en general, cualquier otro factor externo que pudiera afectar las Operaciones y el mantenimiento del Terminal.

10.2 De la retribución por los servicios de apoyo a la gestión comercial

La retribución por los servicios de apoyo y gestión comercial (la "Tarifa Comercial") se determina con la siguiente fórmula:

Tarifa Comercial = 4.25 * (Ingresos – COT)/100

En donde Ingresos son los ingresos efectivamente cobrados por los servicios del Terminal.

En caso que PBF reserve para sí mismo la capacidad del Terminal, se agregará a los Ingresos una suma de US$0.6 por barril por mes por la capacidad utilizada por **PBF**.

Al finalizar cada año del Contrato, las Partes de buena fe revisarán la retribución pactada en este numeral 10.2, en función de los resultados del mismo, pudiendo las partes de común acuerdo modificarla.

UNDÉCIMA: PAGO DE LA RETRIBUCIÓN

11.1 La retribución de **OTA** se pagará de la siguiente manera:

11.1.1 Tarifa O&M

Durante los primeros cinco (05) días de cada mes calendario **OTA** remitirá a **PBF** una factura correspondiente al pago Tarifa O&M de dicho mes.

11.1.2 Tarifa Comercial
La Tarifa Comercial de cada mes calendario será facturada dentro de los primeros cinco (5) días de cada mes calendario siguiente, calculada en función de la cobranza mensual y Costos del mes al que corresponde la factura.

11.1.3 Gastos de Emergencia y Otros
Conjuntamente con la factura a que se refiere el acápite anterior, **OTA** remitirá a **PBF**, si fuere el caso, la factura correspondiente a los gastos de emergencia a que se refiere la Cláusula Décimo Séptima u otros servicios adicionales incurridos a solicitud de **PBF**, siempre que los eventos que generaron dichos gastos no sean atribuibles a **OTA**.

11.2 El pago de las facturas por los servicios prestados por **OTA** y objeto del presente contrato, será electrónico a través de la cuenta bancaria que **OTA** comunique a **PBF**, de la siguiente manera:

11.2.1 El pago de las facturas por Tarifa O&M y Tarifa Comercial será efectuado dentro de los siete (7) días calendarios de su presentación a **PBF**.

11.2.2 El pago de las facturas por Gastos de Emergencia, u otros servicios adicionales será efectuado dentro de los siete (7) días calendarios de su presentación a **PBF**.

11.2.3 En caso de discrepancia con una factura presentada por **OTA**, **PBF** dispondrá de un plazo de tres (3) días calendarios para presentar sus observaciones. En caso de formular observaciones, **PBF** cancelará sólo la parte que no esté objetada de la factura. En caso que las partes no lleguen a acuerdo para la solución de la objeción, se seguirá el procedimiento previsto en este Contrato para la solución de controversias.

11.3 El retraso en el pago de las facturas en el plazo establecido que no sea atribuible a **OTA** constituirá automáticamente en mora a **PBF**, sin necesidad de intimación previa por parte de **OTA,** desde el día siguiente del vencimiento del plazo establecido para su pago.

La mora en el pago estará sujeta al pago de intereses moratorios diarios aplicándose la tasa de interés moratoria máxima permitida de acuerdo con lo dispuesto por el artículo 1243° del Código Civil.

DUODECIMA: SEGUROS E INDEMNIZACIONES

12.1 **PBF** deberá contratar y mantener;

1. Cobertura de seguro que cubra los daños patrimoniales al Terminal en la cual se nombre a **OTA** como asegurado adicional y se renuncie a la subrogación contra **OTA**.

2. Cobertura de seguro que cubra el riesgo de lucro cesante causado por la Operación del Terminal a favor de **PBF**, en la que cual se nombre a **OTA** como asegurado adicional y se renuncie a la subrogación contra **OTA**.

12.2 **OTA** deberá contratar y mantener:

1. Seguro Complementario de Trabajo de Riesgo (S.C.T.R.), de pensiones y salud, para su personal de acuerdo a la Ley de Modernización en la Salud Nº 26790.

2. Cobertura de seguro que cubra el riesgo de responsabilidad civil por un monto de hasta US$50'000,000 (Cincuenta millones de dólares de Estados Unidos de América), incluyendo la que se requiera para obtener los permisos y autorizaciones para operar el Terminal.

3. Cobertura de seguro que cubra los daños al medio ambiente causados por la operación del Terminal.

   A efectos de la contratación del seguro antes mencionado y en caso sea requerido por la compañía de seguros, si a los 3 (tres) meses de suscrito el presente Contrato **PBF** no presenta el estudio base ambiental del área del Terminal (el "Estudio Base") a efectos de determinar cualquier contingencia ambiental existente en el Terminal a la fecha de suscripción del Contrato, **OTA,** por cuenta de **PBF,** podrá contratar la realización de dicho estudio. El Estudio Base deberá ser efectuado por empresas o personas debidamente acreditadas y autorizadas con experiencia en la evaluación ambiental de terminales de hidrocarburos. Las visitas al Terminal que se requieran para este estudio se regularán por lo previsto en la cláusula quinta del Contrato.

   La obligación de contratar la cobertura a que se refiere este numeral será exigible siempre que: (i) sea posible la contratación de la misma sin que se requiera el Estudio Base a un precio que no difiera sustancialmente del que sería aplicable de efectuarse dicho Estudio Base; (ii) de ser necesaria la realización del Estudio Base, en éste se determine que no existen pasivos o contingencias ambientales o que los que existen no obliguen al pago de una prima adicional sustancial; o, (iii) siempre que la compañía de seguros acepte emitir la póliza indicada en este numeral 3.

   El plazo para obtener la cobertura de seguro a que se refiere este numeral es de 120 (ciento veinte) días.

   OTA sólo será responsable por pasivos ambientales generados por la Operación del Terminal desde la fecha de este Contrato.

DÈCIMO TERCERA: FUERZA MAYOR

Las partes convienen en someterse en forma expresa al Artículo 1315° del Código Civil, para efectos de definir el caso fortuito y la fuerza mayor. Adicionalmente y sin que tenga carácter limitativo, se consideran causales de fuerza mayor las que deriven directa o indirectamente de: acciones militares, invasión, guerra civil, luchas civiles, insurrecciones, motines, huelgas (que no sean generadas por incumplimientos de **OTA** con su personal ni otros conflictos laborales relacionados con el personal de **OTA**), desabastecimiento sostenido de materiales, catástrofes naturales como: terremotos, maremotos, deslizamientos de tierras y/o piedras, aluviones o desbordamiento de ríos, incendios o inundaciones, interrupciones de puentes o carreteras por causas no imputables que objetivamente impidan cumplir con las obligaciones estipuladas en el Contrato.

De producirse cualquiera de estas causas, la parte afectada deberá informarlo por escrito a la otra dentro de un plazo de veinticuatro (24) horas de verificado el evento. Invocada la causal y acreditada la ocurrencia, la parte afectada dispondrá de cinco (5) días calendarios para rechazarla. Vencido dicho plazo sin comunicación expresa en contrario, se tendrá por aprobada su calificación y las consecuencias que de dicho evento se deriven.

Producida la causal se suspenderán los trabajos y se concederá a la parte afectada una ampliación del plazo para cumplir con las obligaciones pendientes, cuando menos igual al tiempo que demande la reanudación de actividades luego de los mencionados eventos.

DECIMO CUARTA: CONTROVERSIAS Y RESOLUCION DE DIVERGENCIAS

14.1. Cualquier duda o diferencia que pudiera surgir entre las partes derivada del cumplimiento y/o interpretación del presente contrato será resuelta amistosamente, mediante consultas mutuas entre las partes quienes serán representados por las personas designadas para tal efecto. Las resoluciones y acuerdos que adopten para tal efecto dichos representantes serán tomadas bajo las reglas de la buena fe, no pudiendo exceder ni comprometer a sus representadas más allá de las facultades que le fueron asignadas.

14.2. Si no obstante lo establecido en el numeral anterior, la duda, diferendo, desavenencia o controversia que pudiera derivarse de este contrato subsistiera, incluidas la de su interpretación, ejecución, nulidad o invalidez, serán resueltas mediante arbitraje de derecho, a cargo de un Tribunal Arbitral compuesto por tres (3) miembros que necesariamente deberán ser abogados colegiados, realizado conforme el Reglamentos Arbitrales del Centro de Arbitraje de la Cámara de Comercio de Lima.

14.3. Cada una de las partes nombrará un árbitro, los cuales a su vez nombrarán al tercero quien ejercerá la presidencia del Tribunal Arbitral.

14.4. El arbitraje se llevará a cabo en la ciudad de Lima y la duración del mismo no podrá exceder los noventa (90) días hábiles, contados a partir de la fecha de instalación del Tribunal Arbitral hasta la expedición del laudo respectivo.

14.5. El laudo del Tribunal Arbitral será definitivo e inapelable.

14.6. Los gastos del proceso serán asumidos por la(s) parte(s) que no se vea(n) favorecida(s) con la decisión del Tribunal Arbitral, salvo que éste determine de manera diferente.

14.7. En caso de que alguna de las partes decidiera interponer recurso de anulación contra el laudo arbitral ante el Poder Judicial, deberá constituir previamente a favor de la parte contraria una Carta Fianza otorgada por un banco de primer orden con sede en Lima, equivalente a US$50,000 (Cincuenta Mil Dólares Americanos), ejecutable en caso que dicho recurso, en fallo definitivo, no fuera declarado fundado. Dicha Carta Fianza deberá estar vigente durante el tiempo que dure el proceso promovido.

14.8. En caso que fuese necesaria la ejecución del laudo arbitral, las partes renuncian al fuero de sus domicilios y se someten expresamente a la competencia de los Jueces y Tribunales de la ciudad de Lima-Cercado.

DECIMO QUINTA: SERVICIOS ACCESORIOS Y COMPARTIDOS

15.1 Es responsabilidad de **PBF** proporcionar los servicios de suministro de vapor y de nitrógeno y demás servicios accesorios para la Operación y mantenimiento del Terminal que sean acordados por las Partes (los "Servicios Accesorios").

15.2 Los servicios de agua y desagüe, energía eléctrica, sistema contra incendio y tratamiento de efluentes (los "Servicios Compartidos") del Terminal son compartidos con las instalaciones de **PBF** adyacentes al mismo y la provisión de los mismos para las Operaciones y el mantenimiento del Terminal está a cargo de **PBF**, salvo por la interrupción del suministro de servicios públicos por causas no imputables a **PBF** u otras causas no imputables a la misma. Los programas de mantenimiento de los Servicios Compartidos que estén a cargo de **PBF** deberán cumplir con los estándares aplicables previstos en este Contrato y en el Manual de Operaciones y **OTA** tendrá el derecho de efectuar revisiones y auditorías periódicas, tanto en el Terminal como en las instalaciones de **PBF**, a fin de verificar el estado de los mismos y su adecuado funcionamiento y mantenimiento.

15.3 El costo de la parte proporcional utilizada por **OTA** para la Operación y mantenimiento del Terminal de los servicios descritos en 15.1 y 15.2 serán incluidos como parte de COT.

<u>DECIMO SÉXTA</u>: SUSPENSIÓN DE LOS SERVICIOS

16.1 **OTA** podrá suspender la prestación de los Servicios en los siguientes casos:

16.1.1 Cuando no se cuente con Servicios Accesorios o Servicios Compartidos y ello impida la Operación del Terminal. En este caso la suspensión será aplicable sólo a aquellos Servicios cuya prestación resulta impedida por la falta de los Servicios Accesorios o Servicios Compartidos.

16.1.2 Cuando **PBF** incumpla las obligaciones indicadas en los acápites 8.3 y 8.6 del presente Contrato.

16.1.3 Por falta injustificada de pago de una factura de acuerdo a lo establecido en la cláusula décima del presente Contrato. Además de la suspensión de los Servicios, **OTA** quedará facultada a resolver el presente Contrato de pleno derecho si es que notificada del incumplimiento por vía notarial **PBF** sin existir justo motivo no cumple con pagar las sumas adeudadas a **OTA** en un plazo no mayor de quince (15) días.

16.2 En el caso de la suspensión de los Servicios por parte de **OTA** de conformidad con lo previsto en el acápite anterior o por caso fortuito o de fuerza mayor, **PBF** deberá continuar con la obligación de pagar una retribución a ser acordada entre las partes, la misma que se seguirá devengando hasta que termine la suspensión o se resuelva el Contrato.

16.3 En caso se produzca una suspensión en la prestación de los Servicios por causa atribuible a **OTA**, **PBF** tendrá derecho a que **OTA** le indemnice el lucro cesante y los demás daños y perjuicios causados.

Para efectos de este Contrato, las Partes acuerdan establecer que en el supuesto previsto en el párrafo anterior, la indemnización a **PBF** no puede exceder del importe cubierto por la póliza de seguros a que se refiere el numeral 12.1.2.

<u>DÉCIMO SÉPTIMA</u>: DE LAS EMERGENCIAS

17.1 Se consideran emergencias aquellos eventos no programados que originan o

amenazan originar –a criterio de **PBF**- la interrupción de las Operaciones. Entre las probables causas se pueden mencionar: derrames, fallas equipos principales y auxiliares del sistema de distribución de energía eléctrica, falla de seccionadores, relés, caída de cables de media tensión, etc. y cualquier otro tipo de falla o contingencia causada por condiciones climatológicas u otras que afecten la operatividad y seguridad de las Operaciones.

17.2 Cuando se produzcan emergencias en el Terminal, **OTA** deberá proceder de inmediato a la solución de las mismas y **PBF** quedará obligada a reembolsar los importes gastados por **OTA**, más un adicional por administración equivalente al 5% de dichos importes. Dicho importe no deberá exceder la suma total de US$20,000 (Veinte mil Dólares de los Estados Unidos de América).

17.3 Para efectos de este Contrato los Gastos de Emergencia no se consideran parte del COT.

<u>DECIMO OCTAVA</u>: CONFIDENCIALIDAD

18.1 Con relación a toda información recibida de la contraparte, sea cual fuere el medio utilizado para su entrega, (en adelante la Información), las Partes incluyendo sus apoderados, representantes, asesores y agentes en general se obligan a:

18.1.1 No revelar la Información, salvo con el consentimiento escrito de la otra Parte o por una obligación legal ejecutada por la autoridad investida de facultades. En este último caso deberá notificar a la otra Parte prontamente.

18.1.2 No usar la Información, directa o indirectamente, para propósitos diferentes a la ejecución de los Servicios.

18.1.3 Tomar todas las medidas necesarias y razonables a fin de evitar que la Información sea revelada a personas no autorizadas para recibirla; así como evitar el acceso de personas no autorizadas a tal Información.

18.1.4 No hacer copias de la Información o reproducirla en cualquier forma salvo para uso propio.

18.2 En caso alguna de las partes tome conocimiento de cualquier revelación o uso no autorizado de la Información, deberá notificar inmediatamente a la otra Parte y tomar todas las medidas necesarias para apoyar a dicha Parte, en orden a limitar cualquier efecto y daño, presente o futuro, resultante de tal revelación y/o uso no autorizado de la Información.

18.3 Si alguna Parte y/o sus representantes son obligados por ley o alguna Autoridad Gubernamental a revelar total o parcialmente la Información, ellos deberán notificar inmediatamente por escrito a la otra Parte de tal forma que esta última pueda iniciar las acciones legales correspondientes.

18.4 Las partes, considerando que la accionista mayoritaria de **PBF** es una empresa pública americana obligada en hacer de conocimiento público información relevante, **OTA** autoriza expresamente a **PBF** y a su accionista mayoritaria, Pure Biofuels Corporation para hacer de conocimiento público la existencia del presente Contrato u otra Información derivada del mismo.

<u>DÉCIMO NOVENA</u>: RESOLUCION DEL CONTRATO

19.1 Si **OTA** incumple con cualquiera de las obligaciones estipuladas en la Cláusula Sétima y demás obligaciones derivadas del presente Contrato, **PBF** notificará por escrito mediante carta notarial a **OTA**, indicando con precisión en qué consiste tal incumplimiento, a fin de que proceda a subsanarlo de inmediato. Si **OTA** no remediase tal incumplimiento dentro de los quince (15) días calendario de recibida la notificación, de acuerdo a lo estipulado en el artículo 1430° del Código Civil, **PBF** por propia decisión y de pleno derecho, podrá resolver el presente Contrato. Ello, sin perjuicio de las acciones indemnizatorias que **PBF** pueda iniciar como consecuencia de tales incumplimientos por parte de **OTA**.

19.2 Si **PBF** incumple con cualquiera de las obligaciones estipuladas en el presente Contrato, con excepción de las señaladas en el numeral 16.1.2, **OTA** notificará por escrito mediante carta notarial a **PBF**, indicando con precisión en qué consiste tal incumplimiento, a fin de que proceda a subsanarlo de inmediato. Si **PBF** no remediase tal incumplimiento dentro de los treinta (30) días calendario de recibida la notificación, de acuerdo a lo estipulado en el artículo 1430° del Código Civil, **OTA** por propia decisión y de pleno derecho, y sin tener en cuenta el estado de desarrollo de los Servicios, podrá resolver el presente Contrato. Ello, sin perjuicio de las acciones indemnizatorias que **OTA** pueda iniciar como consecuencia de tales incumplimientos por parte de **PBF**.

19.3 Si por caso fortuito o fuerza mayor o causa imputable a **OTA** se suspenden las Operaciones y por la naturaleza y circunstancias se puede determinar que dicha suspensión se prolongará por más de ciento veinte (120) días, cualquiera de las Partes podrá resolver automáticamente este Contrato comunicando su decisión a la otra Parte.

19.4 **PBF** podrá adicionalmente resolver en cualquier momento y de manera automática, el presente Contrato en los casos que se señalan a continuación, cursando a **OTA** una carta notarial en tal sentido:

19.4.1 En caso que el volumen de producto almacenado de tres años no alcance en promedio un mínimo de 50% (cincuenta por ciento) de la capacidad del Terminal.

19.4.2 En caso que OTP GmbH deje de ser propietaria directa o indirecta de al menos 50% del capital social de **OTA**.

19.4.3 En caso que OTP GmbH deje de pertenecer al grupo económico de Oiltanking GmbH.

19.4.4 Si **OTA** solicita o es sometida a cualquier procedimiento concursal, procedimiento de cesación de pagos a favor de sus acreedores o disolución o liquidación, en tanto ello afecte la capacidad de **OTA** de cumplir sus obligaciones bajo este Contrato.

19.4.5 En caso ocurra algún cambio sustancialmente adverso en **OTA** que afecte el negocio, condición (contable, económica, financiera o de cualquier otra índole), operaciones, desempeño, reputación o bienes de **OTA**.

19.4.6 Si **OTA** es sometida a investigaciones o procesos judiciales relacionados a ilícitos penales o por actos que puedan perjudicar su imagen y prestigio en el mercado.

19.4.7 Si **OTA** y/o sus empresas vinculadas realiza/n de manera directa o indirecta actividades que de manera objetiva generen un conflicto con los intereses de **PBF** en la Operación del Terminal.

19.5 **OTA** podrá adicionalmente resolver en cualquier momento y de manera automática, el presente Contrato en los casos que se señalan a continuación, cursando a **PBF** una carta notarial en tal sentido:

19.5.1 Si **PBF** solicita o es sometida a cualquier procedimiento concursal, procedimiento de cesación de pagos a favor de sus acreedores o disolución o liquidación, en tanto ello afecte la capacidad de **PBF** de cumplir sus obligaciones bajo este Contrato.

19.5.2 En caso ocurra algún cambio sustancialmente adverso en **PBF** que afecte el negocio, condición (contable, económica, financiera o de cualquier otra índole), operaciones, desempeño, reputación o bienes de **PBF**.

19.5.3 Si **PBF** es sometida a investigaciones o procesos judiciales relacionados a ilícitos penales o por actos que puedan perjudicar su imagen y prestigio en el mercado.

19.6 En cualquier caso de resolución del Contrato, las partes harán sus mejores esfuerzos para realizar una diligente y ordenada transferencia de las Operaciones y del Terminal a **PBF** en un plazo que no excederá de quince (15) días calendarios, durante el cual se seguirá devengando a favor de **OTA** la retribución señalada en el acápite 10.1.

19.7 En el caso de resolución previstos en el numeral 19.4.1, **PBF** deberá pagar a **OTA** una compensación equivalente a US$ 120,000 (Ciento Veinte Mil Dólares Americanos), salvo que las Partes acuerden continuar con los servicios de Operación y mantenimiento y se pongan de acuerdo en la retribución correspondiente.

VIGÉSIMA: CESION DEL CONTRATO O SUBCONTRATACION

20.1 Salvo por lo previsto en este Contrato, ninguna de las Partes podrá ceder ni subcontratar, total o parcialmente el presente Contrato, sin la autorización por escrito de la otra Parte.

20.2 Conforme a lo señalado en el numeral 20.1 precedente, **PBF** declara que cuenta con un financiamiento con el Banco Internacional del Perú S.A. (Interbank), para la implementación del Terminal y de la planta de biocombustible.

En este sentido, por este Contrato, **OTA** otorga su consentimiento expreso e irrevocable a las cesiones efectuadas por **PBF**, con respecto a este Contrato, de modo que todos los derechos que emanen del mismo serán asumidos eventualmente por las entidades designadas por Interbank.

20.3 Las Partes convienen que **OTA**, con conocimiento previo de **PBF**, podrá ceder su posición en este Contrato a otra empresa en la cual Oiltanking GmbH mantenga indubitablemente una propiedad directa o indirecta igual o superior al 50% de las acciones.

VIGESIMO PRIMERA: DOMICILIO Y NOTIFICACIONES

21.1 Las partes podrán efectuar las comunicaciones o notificaciones ya sean estas judiciales o extrajudiciales en los domicilios que se señalan a continuación:

OTA: Oiltanking Andina S.A.C.
Av. Paseo de la República 4675
Surquillo, Lima.
Atención: Gerente General

PBF: Pure Biofuels del Perú S.A.C.
Av. Canaval y Moreyra N° 380, Oficina 402
San Isidro, Lima
Atención: Gerente General

21.2 Cualquier cambio de domicilio deberá ser comunicado a la otra parte por carta notarial o entregada bajo cargo, con tres (3) días de anticipación. Vencido dicho plazo, dejarán de ser válidas las comunicaciones o notificaciones efectuadas en el domicilio anterior.

21.3 De no cumplirse con dar el aviso a que se refiere el numeral 21.2, y vencido el plazo, se entenderán por bien hechas las notificaciones al domicilio señalado en la cláusula 21.1 del presente Contrato.

VIGESIMO SEGUNDA: DISPOSICIONES GENERALES

Este Contrato constituye el total acuerdo entre las partes y reemplaza a todas las comunicaciones, aseveraciones y acuerdos previos con respecto al objeto materia del presente. Si existiera alguna eventual diferencia entre el Contrato y los Anexos primará el Contrato.

Los títulos de los artículos se han insertado únicamente como referencia y no se tomarán en cuenta para fines de interpretación.

La renuncia de alguna de las partes a un incumplimiento en el que incurra la otra parte no se interpretará como una renuncia a incumplimientos futuros. De igual manera, la falta de ejercicio de un derecho estipulado en este Contrato no se entenderá como la renuncia del mismo.

El presente contrato podrá ser elevado a escritura pública por cualquiera de las partes, siendo de cuenta de dicha parte los gastos que se irroguen para tal efecto, así como la entrega de un testimonio a la otra parte.

VIGESIMO TERCERA: CONTRATO DE NATURALEZA CIVIL

23.1 Las partes, de mutuo acuerdo, dejan clara y expresa constancia que el presente contrato es de naturaleza civil; por tanto, no genera relación laboral alguna entre **PBF** y **OTA**, ni entre **PBF** y el personal de **OTA**, quedando claramente entendido y convenido que el pago de haberes, gratificaciones y beneficios sociales del personal de **OTA**, así como el cumplimiento de todas las obligaciones contenidas en leyes laborales vigentes o que se expidan en el futuro o que se le impongan en calidad de empleador del referido personal, será de su exclusiva cuenta.

Sobre la base de lo anterior, el presente contrato de servicios tiene entre las partes intervinientes una naturaleza y estructura de índole civil y en consecuencia, se rige por lo dispuesto por los artículos 1764 y subsiguientes del Código Civil.

23.2 De acuerdo con lo establecido en la Ley Nº 29245 Ley que regula los Servicios de Tercerización y su Reglamento aprobado por el Decreto Supremo Nº 006-2008-TR, los servicios objeto del presente Contrato constituyen uno de Tercerización. En

consecuencia con lo expuesto, **OTA** se compromete a informar a los trabajadores que estarán destacados en el terminal de **PBF**, la información siguiente: (i) La identidad de la empresa principal (nombre, razón social, domicilio y número de RUC); (ii) Las actividades objeto del contrato; y (iii) el lugar donde se ejecutarán las actividades.

23.3 **OTA** será la única responsable por el manejo de su personal y por impartirle las instrucciones correspondientes a su trabajo, así como por cancelarle todos los beneficios de ley y cumplir con todas las obligaciones de ley que como empleador le corresponde.

VIGESIMO CUARTA: **CLAUSULA FINAL.**

Forman parte del presente Contrato, los siguientes documentos que se adjuntan en calidad de Anexos:

Anexo 1: Descripción del Terminal
Anexo 2: Términos y Condiciones Generales de los Contratos de Almacenamiento
Anexo 3: Reglamento de Acceso
Anexo 4: Relación de Personal de **OTA**
Anexo 5: Presupuesto Inicial de COT
Anexo 6: Contratos celebrados por **PBF** vinculados a las Operaciones
Anexo 7: Memoria descriptiva y plano de oficinas administrativas

Dado y suscrito por las Partes en dos ejemplares en señal de aceptación, en Lima el día 12 de febrero de 2010.

PURE BIOFUELS DEL PERU S.A.C. **OILTANKING ANDINA S.A.C.**

Carlos Alberto Pinto Rocha Leddy Benitha Evangelista Andara

ANEXO 1

DESCRIPCIÓN DEL TERMINAL

ANEXO 2
TÉRMINOS Y CONDICIONES GENERALES DE LOS CONTRATOS DE ALMACENAMIENTO

ANEXO 3
NORMAS PARA EL ACCESO Y PERMANENCIA EN EL TERMINAL

ANEXO 4
PERSONAL DE OTA INICIALMENTE ASIGNADO A LOS SERVICIOS